Exhibit 10.14

NOTE

(LOAN B)

THIS NOTE (the “Note”) dated January 29, 2009, is made and executed by RENFRO PROPERTIES LLC, a California limited liability company (“Borrower”) to the order of INLAND BANK & TRUST, its successors and assigns (“Lender”) pursuant to a certain Loan and Security Agreement of even date herewith between Borrower and Lender (said Loan and Security Agreement, as amended, restated, renewed or replaced from time to time, being hereinafter referred to as the “Loan Agreement”). Capitalized terms used in this Note and not defined in this Note, but defined in the Loan Agreement, shall have the meanings given them in the Loan Agreement.

I

PAYMENT TERMS

1.1. The Promise to Pay. For value received, including without limitation, Loan B made by Lender to Borrower pursuant to the Loan Agreement, Borrower hereby promises to pay to the order of Lender the principal amount of $5,000,000, or so much thereof as may be advanced under the Loan Agreement, together with interest accrued on the principal amount from time to time outstanding at the Adjusted Prime Rate set forth in the Loan Agreement. Payments of interest and principal under this Note shall be made in lawful money of the United States of America and shall be due on each Scheduled Payment Date in the amount or amounts provided under the Loan Agreement and the entire principal balance of the Loan, all Accrued Interest and all other Indebtedness shall be due and payable on the applicable Maturity Date for Loan B under the Loan Agreement. For reference purposes only the Maturity Date for this Note is January 29, 2010.

1.2. Payment Terms. Borrower’s rights and obligations regarding prepayments, late payments and the timing, place and manner of payments are governed by certain provisions of the Loan Agreement and, without limiting the provisions of Section 2.10 hereof, all such provisions of the Loan Agreement are hereby incorporated into this Note by this reference.

1.3. Application of Payments. All payments shall be applied to the Indebtedness in such order and manner as is provided under the Loan Agreement. Interest on the principal balance of Loan B outstanding from time to time shall accrue from the date of disbursement by Lender and shall be computed on the basis of a 360 day year and charged for the actual number of days elapsed. Without limiting the provisions of Section 2.10 hereof, the provisions of the Loan Agreement regarding the determination and calculation of the amount of interest payable by Borrower (including any Legal Limit thereon) are hereby incorporated herein by reference.

II

ADDITIONAL COVENANTS

2.1. Acceleration. If an Event of Default occurs or the right to enforce the Mortgage shall accrue to the holder thereof, whether or not foreclosure proceedings have been commenced, then, at the election of the holder of this Note and without notice, the unpaid principal sum of this Note, together with accrued interest thereon, and all other Charges payable under the Loan Documents shall at once become immediately due and payable.

2.2. Default Interest. Notwithstanding the foregoing, following the occurrence of an Event of Default, the unpaid principal balance of Loan B shall bear interest at the Default Rate.

2.3. Waivers. Borrower and any other parties hereafter liable for the debt (including, without restricting the foregoing, any endorsers, sureties and guarantors) represented by this Note, hereby (a) waive presentment and demand for payment, notice of dishonor, protest and notice of protest and/or nonpayment, notice of intention to accelerate and all other notices other than those specifically required by the Loan Documents and (b) agree that the time of payment of that debt or any part thereof may be extended from time to time without modifying or releasing the lien of the Loan Documents or the liability of Borrower or any such other parties, the right of recourse against any such parties being hereby reserved by the holder hereof. No release of any security for the Indebtedness or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other person or entity shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, or of any other person or entity who may become liable for the payment of all or any part of the Indebtedness under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their general partners shall not thereby be released from any liability. If Borrower is a limited liability company, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the members comprising the company, and the term “Borrower,” as used herein, shall include any alternate or successor company, but any predecessor company shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. Nothing contained in this grammatical paragraph is intended to or shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Documents.

2.4. Collection. In the event of a default in the payment of any amount due hereunder, the holder hereof may exercise any remedy or remedies, in any combination whatsoever, available by operation of law or under any instrument given as security for this Note and such holder shall be entitled to collect its reasonable costs of collection, including attorneys’ fees, which shall be additional Indebtedness. For purposes of the preceding sentence, Lender’s attorneys’ fees shall be deemed to include compensation to staff counsel, if any, of Lender in addition to the fees of any other attorneys engaged by Lender. Lender may, and Borrower hereby authorizes Lender to, charge any account of Borrower held by Lender and apply any and all balances, credits, deposits, accounts, monies, reserves, certificates of deposit, cash equivalents and other assets of or in the name of Borrower held by Lender to the Indebtedness evidenced hereby, and Lender may pursue all its rights and remedies against Borrower under the Loan Documents.

2.5. Governing Law. THE TERMS OF THE LOAN EVIDENCED BY THIS NOTE AND THIS NOTE WERE EACH NEGOTIATED IN THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THEREFORE, THIS NOTE SHALL BE CONSTRUED AND INTERPRETED WITH, AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO ILLINOIS CHOICE OF LAW PRINCIPLES); PROVIDED, HOWEVER, THAT THE LAWS OF THE STATE OF SOUTH CAROLINA SHALL APPLY TO THE CREATION, PERFECTION AND ENFORCEMENT OF ANY LIENS, SECURITY INTERESTS AND ENCUMBRANCES GRANTED OR CREATED BY THE MORTGAGE ON REAL OR PERSONAL PROPERTY LOCATED IN THE STATE OF ILLINOIS AND THE MANAGEMENT, OPERATION, DISPOSITION AND REALIZATION OF THE SECURITY PROVIDED THEREBY. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE LAWS OF THE STATE OF ILLINOIS SHALL APPLY TO ALL MATTERS RELATING TO THE CHARGING AND COLLECTION OF INTEREST UNDER THIS NOTE OR WITH RESPECT TO OTHER SECURED OBLIGATIONS UNDER THE MORTGAGE, AND TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE.

2.6. Severability. If any term, restriction or covenant of this instrument is deemed illegal or unenforceable, all other terms, restrictions and covenants and the application thereof to all persons and circumstances subject hereto shall remain unaffected to the extent permitted by law; and if any application of any term, restriction or covenant to any person or circumstance is deemed illegal, the application of such term, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.

2.7. Notices. All notices, requests, reports, demands or other instruments required or contemplated to be given or furnished under this Note to Borrower or Lender shall be directed to Borrower or Lender, as the case may be, at their respective address as set forth in the Loan Agreement and in the manner set forth in the Loan Agreement.

2.8. WAIVER OF JURY TRIAL. BORROWER AND LENDER, BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE OR ANY OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

2.9. CONSENT TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DUPAGE, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

2.10. Loan Documents. The obligations evidenced by this Note are secured by Liens in favor of Lender granted by Borrower. All terms, covenants and conditions contained in the Loan Documents are hereby incorporated herein by reference. In the event of any conflict or inconsistency between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall govern and control.

2.11. No Modification, Waiver No modification, waiver, amendment, discharge or change of this Note shall be valid unless the same is in writing and signed by Borrower and Lender.

2.12. Joint and Several Obligations The obligations evidenced hereby shall be the joint and several obligations of all signatories or makers of this Note.

2.13. Transfer of Note. Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except to the extent expressly provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter, but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned has executed this Note for Loan B as of the date first above written.

BORROWER:

RENFRO PROPERTIES LLC, a California limited liability company

By:	/s/ Kevin A. Shields
Name:	Kevin A. Shields
Title:	Sole Member